SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

Aviation Upgrade Technologies, Inc.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐	Fee pad previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

Aviation Upgrade Technologies, Inc.
14785 Omicron Drive, Suite 104
San Antonio, TX 78245

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY.

October__, 2007

To the stockholders of Aviation Upgrade Technologies, Inc.:

The purpose of this letter is to inform you that Aviation Upgrade Technologies, Inc., a Nevada corporation (“AVUG”), intends to reincorporate in the State of Delaware by a merger of AVUG with and into a wholly-owned subsidiary to be formed, OncoVista Innovative Therapies, Inc., a Delaware corporation (“OncoVista Delaware”), which will result in:

•
changing our state of incorporation from Nevada to Delaware by merging AVUG into OncoVista Delaware, pursuant to the Agreement and Plan of Merger, dated September __, 2007, between us and OncoVista Delaware, which means that the surviving corporation will be governed by the laws of the State of Delaware;

•	the change of AVUG’s duly registered name from “Aviation Upgrade Technologies, Inc.” to “OncoVista Innovative Therapies, Inc.”;

•
OncoVista Delaware's Certificate of Incorporation becoming the certificate of incorporation of the surviving corporation, under which the authorized number of shares of common stock will be increased from 100,000,000 shares of common stock, $0.001 par value per share, as authorized under AVUG's articles of incorporation, to 200,000,000 shares of common stock, $0.001 par value per share, and 20,000,000 shares of “blank check” preferred stock, $0.001 par value per share, will be created;

•
for each share of AVUG common stock that is held by our stockholders at the effective time of reincorporation, 1.4739739 new shares of OncoVista Delaware common stock will be issued to such stockholders; and

•	OncoVista Delaware’s bylaws becoming the bylaws of the surviving corporation;

The holders of a majority (approximately 95.7%) of the 11,457,750 shares of common stock of AVUG outstanding as of the September __, 2007 record date have executed a written consent in favor of the actions described above and which are described in the accompanying Information Statement in greater detail.  This consent satisfies the stockholder approval requirement for the proposed actions and allows AVUG to take the proposed actions on or about October__, 2007.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  This Notice and the attached Information Statement are being circulated to advise the shareholders of certain actions already approved by written consent of the shareholders who collectively hold a majority of the voting power of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders. Therefore, this Notice and the attached Information Statement are being sent to you for informational purposes only.

YOUR CONSENT IS NOT REQUIRED AND IS NOT BEING SOLICITED IN CONNECTION WITH THIS ACTION.

By order of the Board of Directors

/s/ Alexander L. Weis
Alexander L. Weis, Ph.D.
Chief Executive Officer and Director

Aviation Upgrade Technologies, Inc.
14785 Omicron Drive, Suite 104
San Antonio, TX 78245

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being furnished to the stockholders of Aviation Upgrade Technologies, Inc., a Delaware corporation (referred to as “we,” “us,” or “AVUG”), of action taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of the common stock of AVUG.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective until 20 days after the date of this Information Statement is mailed to the shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Twenty days after the mailing of this Information Statement, the reincorporation in the State of Delaware by a merger of AVUG with and into a wholly-owned subsidiary to be formed, OncoVista Innovative Therapies, Inc., a Delaware corporation (“OncoVista Delaware”) will become effective, which will result in:

•
changing our state of incorporation from Nevada to Delaware by merging AVUG into OncoVista Delaware, pursuant to the Agreement and Plan of Merger, dated September __, 2007, between us and OncoVista Delaware, which means that the surviving corporation will be governed by the laws of the State of Delaware;

•	the change of AVUG’s duly registered name from “Aviation Upgrade Technologies, Inc.” to “OncoVista Innovative Therapies, Inc.”;

•
OncoVista Delaware's Certificate of Incorporation becoming the certificate of incorporation of the surviving corporation, under which the authorized number of shares of common stock will be increased from 100,000,000 shares of common stock, $0.001 par value per share, as authorized under AVUG's articles of incorporation, to 200,000,000 shares of common stock, $0.001 par value per share, and 20,000,000 shares of “blank check” preferred stock, $0.001 par value per share, will be created;

•
for each share of AVUG common stock that is held by our stockholders at the effective time of reincorporation, 1.4739739 new shares of OncoVista Delaware common stock will be issued to such stockholders; and

•	OncoVista Delaware’s bylaws becoming the bylaws of the surviving corporation;

OUTSTANDING SHARES AND VOTING RIGHTS

Currently, our only class of securities entitled to vote on the matters to be acted upon is common stock, of which the total amount presently outstanding is 11,457,750 shares, each share being entitled to one vote.  The record date for determination of the security holders entitled to vote or give consent is September __, 2007 (the “Record Date”).  The consent of the holders of a majority of the shares entitled to vote upon the matter is required for approval of the actions. Our board of directors and a stockholder owning 10,963,851 shares, which constitutes 95.7%, and a majority of our outstanding voting securities, have unanimously adopted, ratified, and approved resolutions to effect the actions listed above.  No other votes are required or necessary.

The approximate date on which this Information Statement is first being sent or given to stockholders is ___________ 2007 to the holders of our common stock as of the close of business on the Record Date.

The date of this Information Statement is October_, 2007.

THIS INFORMATION STATEMENT INCORPORATES BY REFERENCE DOCUMENTS RELATING TO AVUG WHICH ARE NOT PRESENTED IN OR WITH THIS INFORMATION STATEMENT. DOCUMENTS RELATING TO AVUG (OTHER THAN EXHIBITS TO THESE DOCUMENTS UNLESS THESE EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE) ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS INFORMATION STATEMENT IS DELIVERED, ON WRITTEN OR ORAL REQUEST, WITHOUT CHARGE, BY WRITING TO US AT AVIATION UPGRADE TECHNOLOGIES, INC., 14785 OMICRON DRIVE, SUITE 104, SAN ANTONIO, TX 78245, OR BY CALLING (210) 677-6000. COPIES OF DOCUMENTS SO REQUESTED WILL BE SENT BY FIRST CLASS MAIL, POSTAGE PAID, WITHIN TEN BUSINESS DAYS OF THE RECEIPT OF SUCH REQUEST.

You are being provided with this Information Statement pursuant to Section 14C of the Securities Exchange Act of 1934, as amended, and Rule 14c and Schedule 14C thereunder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of the Record Date by (i) by each person who is known by us to own beneficially more than 5% of the Common Stock, (ii) by each of our directors and nominees for director, (iii) by each of the Named Executive Officers (as defined below) and (iv) by all our directors and executive officers as a group. On such date, we had 11,457,750 shares of Common Stock outstanding.

As used in the table below and elsewhere in this Information Statement, the term beneficial ownership with respect to a security consists of sole or shared voting power, including the power to vote or direct the vote, and/or sole or shared investment power, including the power to dispose or direct the disposition, with respect to the security through any contract, arrangement, understanding, relationship, or otherwise, including a right to acquire such power(s) during the 60 days immediately following the Record Date. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address	Common Stock
	Amount	%

Alexander L. Weis Ph.D., Chairman of the Board, President, Chief Executive Officer and Secretary(1)(2)	0	0
OncoVista, Inc.(1)	10,963,851	95.7
All Directors and Officers as a group	0	0

(1) The address is 14785 Omicron Drive, Suite 104, San Antonio, TX 78245

(2) Dr. Weis serves as the Chairman of the Board, President, Chief Executive Officer and Secretary of OncoVista, Inc. and disclaims beneficial ownership of the securities held by OncoVista, Inc.

CHANGE OF CONTROL

On August 16, 2007, AVUG and Törbjorn B. Lundqvist (“Lundqvist”), the principal stockholder and officer and director of the Registrant, entered into and closed a Securities Purchase Agreement (the “Lundqvist Purchase Agreement”) with OncoVista, Inc. (the “Buyer”) whereby Lundqvist sold 9,562,728 shares (the “Lundqvist Shares”) of common stock, par value $0.001 per share of AVUG to the Buyer for cash consideration of US$667,000 (the “Cash Consideration”). Simultaneous with the Lundqvist Agreement, the Buyer entered into Share Sale/Purchase Agreements with a number of minority shareholders of the Registrant (the “Minority Shareholder Purchase Agreement”) whereby such minority shareholders sold an aggregate of 1,401,123 shares (the “Minority Stockholder Shares”) of Common Stock to the Buyer. Payment for the Minority Stockholder Shares is being paid out of the Cash Consideration.

As of closing of the purchase of the Lundqvist Shares and Minority Stockholder Shares (the “Transaction”), the Buyer owns approximately 95.7% of the total outstanding shares of AVUG's capital stock and total voting power of AVUG outstanding voting securities.

Before the closing of the Transaction, the Board consisted of three members, Törbjorn B. Lundqvist, Dick G. Lindholm, and William S. Rhodes. In connection with the Transaction, at closing, the Board voted to expand the Board, thereby creating one vacancy, to which vacancy Alexander L. Weis, Ph.D. was elected. The remaining directors resigned immediately thereafter. Dr. Weis is Chief Executive Officer and Chairman of the Board of the Buyer.

The Cash Consideration is being funded partly by the Buyer’s own funds and partly by private investors who purchased from minority shareholders of AVUG an aggregate of 474,905 shares of Common Stock.

The description of the foregoing transaction does not purport to be complete and is qualified in its entirety by the terms of the Lundqvist Purchase Agreement and the form of Minority Shareholder Purchase Agreement filed as exhibits to AVUG's Current Report on Form 8-K dated August 22, 2007, filed with the Securities and Exchange Commission on August 22, 2007, and incorporated by reference herein.

REINCORPORATION IN DELAWARE

Questions and Answers

The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation by merger of AVUG  (the“Reincorporation”) in Delaware . These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement as well as its appendices and the documents incorporated by reference.

Q:	Why is AVUG reincorporating in Delaware?

A:
Delaware has adopted a General Corporation Law that is generally recognized as one of the most comprehensive and progressive state corporate statutes. Therefore, we believe that the Reincorporation in Delaware will give us more flexibility and simplicity in various transactions. Also, the Delaware courts have provided extensive case law with respect to corporate matters, which will provide AVUG greater predictability and reduce certain uncertainties and risks in conducting our business.

Q:	Why isn’t AVUG holding a meeting of stockholders to approve the Reincorporation?

A:
The Board of Directors has already approved the Reincorporation and has received the written consent of a shareholder holding a majority of our outstanding shares of common stock. Under Nevada law, this transaction may be approved by the written consent of a majority of the shares entitled to vote thereon. Because we have already received written consents representing the necessary number of shares, a meeting is not necessary and represents a substantial and avoidable expense.

Q:	What are the principal features of the Reincorporation?

A:
The Reincorporation will be accomplished by a merger of AVUG with and into its wholly-owned subsidiary to be formed, OncoVista Innovative Therapies, Inc., a Delaware corporation. For each share of AVUG common stock that is held by our stockholders at the effective time of the Reincorporation, 1.4739739 new shares of OncoVista-Delaware common stock will be issued to such stockholders. Following the Reincorporation, the shares of AVUG will cease to trade on the Over-the-Counter Bulletin Board and the shares of OncoVista-Delaware will begin trading in their place, under the trading symbol “_________.OB”.

Q:	How will the Reincorporation affect my ownership of AVUG?

A:	After the Reincorporation becomes effective, you will own the same percentage of OncoVista-Delaware that you owned of AVUG immediately prior to the Reincorporation.

Q:	Why is AVUG making available as part of its authorized capital stock “blank check” preferred stock in connection with the Reincorporation?

A:
The term "blank check" preferred stock refers to stock for which the designations, preferences, conversion rights, cumulative, relative, participating, optional, or other rights, including voting rights, qualifications, limitations, or restrictions thereof are determined by the Board of Directors of a company. Upon effectiveness of the Reincorporation, the Board of Directors of AVUG will be entitled to authorize the designation and issuance of up to 20,000,000 shares of preferred stock in one or more series with such limitations and restrictions as may be determined in the Board's sole discretion, with no further authorization by stockholders required for the creation and issuance thereof. When required by law and in accordance with the provisions of Section 151 of the General Corporation Law of the state of Delaware, the Board of Directors of AVUG shall have the express authority to execute, acknowledge and file a certificate of designations setting forth any and all powers, designations, preferences, rights, qualifications, limitations, or restrictions on the stock. The Board of Directors believes that having such blank check preferred stock available for, among other things, proposed financing transactions, as well as for possible issuances in connection with such activities as public or private offerings of shares for cash, dividends payable in stock of AVUG, acquisitions of other companies or businesses, and otherwise, is in the best interest of AVUG and its stockholders.

Q:	How will the Reincorporation affect the officers, directors and employees of AVUG?

A:	AVUG’s sole officer and director, Alexander L. Weis, Ph.D. will become the sole officer and director of OncoVista-Delaware.

Q:	How will the Reincorporation affect AVUG's business?

A:
As a result of the change of control transaction whereby the Buyer acquired a controlling interest in AVUG, AVUG does not currently have any ongoing business operations. Shortly after the Reincorporation, the business of the Buyer is anticipated to become the business of OncoVista-Delaware.

Q:	Do I need to exchange stock certificates of AVUG for stock certificates of OncoVista-Delaware?

A:	You are not required to exchange your stock certificates in order to continue to have the rights as a stockholder of OncoVista-Delaware.

Q:	What if I have lost my AVUG stock certificates?

A:
If you have lost your AVUG stock certificates, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damage or costs if the certificate is later delivered for conversion. Our transfer agent may be reached at:

Interwest Transfer Company, Inc. 1981 East Murray Holladay Road, Suite 100 P.O. Box 17136 Salt Lake City, Ut 84117 Tel: (801) 272-9294

Q:	Can I require AVUG to purchase my stock as a result of the Reincorporation?

A:	Yes. Under Nevada law, you are entitled to appraisal and purchase of your stock as a result of the Reincorporation. See the section entitled “Dissenters’ Rights of Appraisal.”

Q:	Who will pay the costs of Reincorporation?

A:
AVUG will pay all of the costs of the Reincorporation, including the costs of printing and distributing this Information Statement and related legal and accounting services. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the Reincorporation. Each stockholder must pay the costs of exchanging his or her stock certificates for new stock certificates.

Q:	Will I have to pay taxes as a result of the Reincorporation?

A:
We believe that the Reincorporation is not a taxable event and that you will be entitled to the same aggregate basis in the shares of OncoVista-Delaware that you had in your shares of AVUG. HOWEVER, EVERYONE’S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECTS OF THE REINCORPORATION.

General Discussion

The following discussion summarizes certain aspects of the Reincorporation of AVUG in Delaware. This summary does not include all of the provisions of the Plan and Agreement of Merger between AVUG and OncoVista-Delaware, a copy of which is attached hereto as Exhibit A (the “Merger Agreement”), the Certificate of Incorporation of OncoVista-Delaware (the “Delaware Certificate”), a copy of which is attached hereto as Exhibit B, or the Bylaws of OncoVista-Delaware (the “Delaware Bylaws”), a copy of which is attached hereto as Exhibit C. Copies of the Articles of Incorporation and the Bylaws of AVUG (the “Nevada Articles” and the “Nevada Bylaws,” respectively) are available for inspection at the principal office of AVUG and copies will be sent to stockholders upon request.

THE DISCUSSION CONTAINED IN THIS INFORMATION STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT, THE DELAWARE CERTIFICATE, THE DELAWARE BYLAWS, AND THE APPLICABLE PROVISIONS OF NEVADA CORPORATE LAW AND DELAWARE CORPORATE LAW.

Principal Reasons for Reincorporation in Delaware

We believe that the Reincorporation will give us a greater measure of flexibility and simplicity in corporate governance than is available under Nevada law and will increase the marketability of our securities. The Delaware General Corporation Law (the “DGCL”) is generally recognized as one of the most comprehensive and progressive state corporate statutes. Accordingly, to the extent the DGCL addresses matters of corporate concern more thoroughly than the corporate statutes of other states and is more reflective of current trends and developments in the business community, by reincorporating AVUG in Delaware, AVUG (through its successor, OncoVista-Delaware) will be better suited to take advantage of business opportunities as they arise and to provide for its ever-changing business needs. In addition, there exists in Delaware a substantial body of case law with respect to corporate matters, including the governance of the internal affairs of a corporation and its relationships and contacts with others. This has brought about greater predictability under Delaware law and has therefore reduced the uncertainties and risks commonly associated with resolving disputes of a corporate nature and structuring the internal affairs of a corporation and its relationships and contacts with others. As a result, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that which we are proposing. For these reasons, we believe that AVUG's business and affairs can be conducted to better advantage if AVUG is able to operate under Delaware law. See “Significant Changes Caused by Reincorporation.”

Principal Features of the Reincorporation

The Reincorporation will be effected by the merger of AVUG with and into OncoVista-Delaware pursuant to the Merger Agreement, resulting in a change in our state of incorporation from Nevada to Delaware. OncoVista-Delaware is a wholly-owned subsidiary of AVUG, incorporated under the DGCL for the sole purpose of effecting the Reincorporation. We anticipate that the Reincorporation will become effective approximately 20 days after we mail this Information Statement to our shareholders or such later time as the required merger documents have been filed in, and accepted by, Delaware and Nevada (the “Effective Time”). Following the merger, OncoVista-Delaware will be the surviving corporation and will operate under the name “OncoVista Innovative Therapies, Inc.”

At the Effective Time:

•
each outstanding share of AVUG common stock, par value $0.001 per share (the “Nevada Common Stock”), (other than dissenting shareholders' shares) will be converted into 1.4739739 shares of OncoVista-Delaware common stock, par value $0.001 per share (the “Delaware Common Stock”);

•
each option, warrant or other security issued and outstanding immediately prior to the Effective Time shall be (i) exchanged for and shall be an identical security of OncoVista Delaware, and (ii) in the case of securities to acquire common stock, exchanged for the right to acquire 1.473739 Delaware Common Stock for each share that was acquirable pursuant to such option, warrant or other security.

•	each share of Nevada Common Stock will be cancelled and retired;

•	AVUG will cease to exist; and

•
OncoVista-Delaware will: (i) accede to all of the rights, privileges, immunities, and powers of AVUG; (ii) acquire and possess all of the property of AVUG whether real, personal, or mixed; and (iii) assume all of the debts, liabilities, obligations, and duties of AVUG.

After the Effective Time, AVUG will be governed by the Delaware Certificate, the Delaware Bylaws, and the DGCL, which include a number of provisions that are not present in the Nevada Articles, the Nevada Bylaws, or the Nevada General Corporation Law. Accordingly, as described below, a number of significant changes in stockholders’ rights will be effected in connection with the Reincorporation, some of which may be viewed as limiting the rights of stockholders. See “Significant Changes Caused by Reincorporation.”

No federal or state regulatory requirements must be complied with and no approvals must be obtained in order to consummate the Reincorporation.

Effective Date of Merger

The effectiveness of the Reincorporation is conditioned upon the filing of Articles of Merger with the State of Nevada and a Certificate of Merger with the State of Delaware. We anticipate filing documents in the respective states twenty (20) days after the date of mailing of this Information Statement, at which time the Reincorporation will become effective. As a result of the Reincorporation, we will cease our corporate existence in the State of Nevada.

Pursuant to the terms of the Merger Agreement, the merger may be abandoned by the Board of Directors of AVUG and OncoVista-Delaware at any time prior to the Effective Time.

No Change in Business, Management or Board Members

As a result of the change of control transaction whereby the Buyer acquired a controlling interest in AVUG, AVUG does not currently have any ongoing business operations. Shortly after the Reincorporation, the business of the Buyer is anticipated to become the business of OncoVista-Delaware. The members of the Board of Directors of OncoVista-Delaware will be the same persons presently serving on the Board of Directors of AVUG. The individuals who will serve as executive officers of OncoVista-Delaware will be the same persons who currently serve as executive officers of AVUG. Currently, the sole officer and director of AVUG is Alexander L. Weis, Ph.D.

Change in Authorized Capital

The authorized capital stock of OncoVista-Delaware will consist of 200,000,000 shares of common stock, par value $0.001 per share, and 20,000,000 shares of “blank check” preferred stock, par value $0.001 per share (the “Delaware Preferred Stock”). See further discussion below in “Significant Changes Caused by Reincorporation.”

Exchange of Stock Certificates

After the Effective Time, and upon surrender for cancellation of a stock certificate representing Nevada Common Stock (a “Nevada Stock Certificate”), the holder of such stock certificate will be entitled to receive a stock certificate for Delaware Common Stock (a “Delaware Stock Certificate”). The Delaware Stock Certificate will represent that number of shares of Delaware Common Stock into which the Nevada Common Stock represented by the surrendered Nevada Stock Certificate have been converted in the merger, and the surrendered Nevada Stock Certificate will be cancelled.

You are not required to exchange your Nevada Stock Certificates for Delaware Stock Certificates. Dividends and other distributions declared after the Effective Time with respect to Delaware Common Stock and payable to holders of record thereof after the Effective Time will be paid to the holder of any unsurrendered Nevada Stock Certificate with respect to the shares of Delaware Common Stock which by virtue of the merger are represented by such Nevada Stock Certificate. Such holder of an unsurrendered Nevada Stock Certificate will also be entitled to exercise all voting and other rights as a holder of Delaware Common Stock.

Significant Changes Caused by Reincorporation

After the Effective Time, the stockholders of AVUG, whose rights currently are governed by Nevada law and the Nevada Articles and Nevada Bylaws, will become stockholders of OncoVista-Delaware, and their rights as stockholders will then be governed by Delaware law and the Delaware Certificate and Delaware Bylaws.

Although the corporate statutes of Nevada and Delaware are similar, certain differences exist. The most significant differences, in the judgment of the management of AVUG, are summarized below. This summary is not intended to be complete, and stockholders should refer to the Nevada Revised Statutes and the Delaware General Corporation Law to understand how these laws apply to AVUG and OncoVista-Delaware.

Change in Authorized Capital

The authorized capital of AVUG on the Record Date consisted of 100,000,000 shares of Common Stock, par value $0.001 per share. As of the Record Date, 11,457,750 shares of Nevada Common Stock were outstanding. Pursuant to the Delaware Certificate, the authorized capital of OncoVista-Delaware, which will be the authorized capital of AVUG after the Reincorporation, will consist of 200,000,000 shares of common stock, par value $0.001 per share, and 20,000,000 shares of “blank check” preferred stock, par value $0.001 per share. After the Effective Time, OncoVista-Delaware will have 16,888,424 shares of common stock and no shares of preferred stock issued and outstanding.

The Board of Directors may in the future authorize, without further stockholder approval, the issuance of such available shares including the newly available shares of Delaware Preferred Stock, to such persons and for such consideration upon such terms, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and other similar terms, as the Board of Directors determines. Such issuance could result in significant dilution of the voting power and, possibly, the stockholders’ equity, of then-existing stockholders. The Board of Directors believes it prudent to have shares of Delaware Preferred Stock available for such corporate purposes as the Board of Directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

The issuance of additional authorized Delaware Common Stock or Delaware Preferred Stock may have the effect of deterring or preventing persons seeking to take control of OncoVista-Delaware through a tender offer, proxy contest or otherwise or from causing removal of incumbent management or a corporate transaction such as a merger. For example, the issuance of Delaware Common Stock or Delaware Preferred Stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

Limitation of Liability

The Delaware Certificate contains a provision limiting or eliminating, with certain exceptions, the liability of directors to OncoVista-Delaware for monetary damages for breach of their fiduciary duties. The Nevada Articles contain no such provision. The Board of Directors believes that such provision will better enable OncoVista-Delaware to attract and retain as directors effective individuals with the experience and background required to direct OncoVista-Delaware’s business and affairs.

Directors have been subject to substantial monetary damage awards in recent years. Traditionally, courts have not held directors to be insurers against losses a corporation may suffer as a consequence of the directors’ good faith exercise of business judgment, even if, in retrospect, the directors’ decision was an unfortunate one. In the past, directors have had broad discretion to make decisions on behalf of the corporation under the “business judgment rule.” This rule offers protection to directors who, after reasonable investigation and deliberation, adopt a course of action that they reasonably and in good faith believe will benefit the corporation, but which ultimately proves to be disadvantageous. Under those circumstances, courts have typically been reluctant to subject directors’ business judgments to further scrutiny. Some recent court cases have, however, imposed significant personal liability on directors for failure to exercise an informed business judgment with the result that the potential exposure of directors to monetary damages has increased. Consequently, legal proceedings against directors relating to decisions made by directors on behalf of corporations have significantly increased in number, cost of defense and level of damages claimed. Whether or not such an action is meritorious, the cost of defense can be well beyond the personal resources of a director. The Delaware General Assembly has adopted provisions of the DGCL which permit a corporation to include in its charter a provision to limit or eliminate, with certain exceptions, the personal liability of directors to a corporation and its stockholders for monetary damages for breach of their fiduciary duties. While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada Articles contain no such provision.

The Board of Directors believes that the limitation on directors’ liability permitted under Delaware law will assist OncoVista-Delaware in attracting and retaining qualified directors by limiting directors’ exposure to liability. The Reincorporation proposal will implement this limitation on liability of the directors of OncoVista-Delaware, as Article Ninth of the Delaware Certificate provides that to the fullest extent that the DGCL now or hereafter permits the limitation or elimination of the liability of directors, no director will be liable to OncoVista-Delaware or its stockholders for monetary damages for breach of fiduciary duty. Under this provision, OncoVista-Delaware’s directors will not be liable for monetary damages for acts or omissions occurring after the Effective Time of the Reincorporation, even if they should fail to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties) through negligence or gross negligence.

Article Ninth of the Delaware Certificate would not limit or eliminate any liability of directors for acts or omissions occurring prior to the Effective Time. As provided under Delaware law, Article Ninth cannot eliminate or limit the liability of directors for:

•	breaches of their duty of loyalty to OncoVista-Delaware;

•	acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law;

•	paying a dividend or effecting a stock repurchase or redemption which is illegal under the DGCL; or

•	transactions from which a director derived an improper personal benefit.

The Board of Directors recognizes that Article Ninth may reduce the likelihood of derivative litigation against directors, and may discourage or deter stockholders from instituting litigation against directors for breach of their fiduciary duties, even though such an action, if successful, might benefit OncoVista-Delaware and its stockholders. However, given the difficult environment and potential for incurring liabilities currently facing directors of publicly-held corporations, the Board of Directors believes that Article Ninth is in the best interests of OncoVista-Delaware and its stockholders because it should enhance our ability to retain highly qualified directors and reduce a possible deterrent to entrepreneurial decision-making. In addition, the Board of Directors believes that Article Ninth may have a favorable impact over the long term on the availability, cost, amount and scope of coverage of directors’ liability insurance, should AVUG desire to acquire such insurance for the protection of directors. The Board of Directors believes that these provisions will provide a better balancing of the legal obligations of, and protections for, directors and will contribute to the quality and stability of our corporate governance. The Board of Directors has concluded that the benefit to stockholders of improved corporate governance outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broadening indemnification rights.

Indemnification

The DGCL authorizes broad indemnification rights which corporations may provide to their directors, officers, employees and other corporate agents. The Nevada General Corporation Law also contains broad indemnification provisions. The Delaware Certificate, unlike the Nevada Articles which does not contain indemnification provisions, reflects the provisions of Delaware law, as it may be amended, and, as discussed below, provides broad rights to indemnification.

In recent years, investigations, actions, suits and proceedings, including actions, suits and proceedings by or in the right of a corporation to procure a judgment in its favor, seeking to impose liability on, or involving as witnesses, directors and officers of publicly-held corporations have become increasingly common. Such proceedings are typically very expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general, it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if immaterial to the corporation involved and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual defendants. Even in proceedings in which a director or officer is not named as a defendant, he may incur substantial expenses and attorneys’ fees if he is called as a witness or otherwise becomes involved in the proceeding. As a result, an individual may conclude that the potential exposure to the costs and risks of proceedings in which he or she may become involved may exceed any benefit to such person from serving as a director or officer of a public corporation. This is particularly true for directors who are not also officers of the corporation. The broad scope of indemnification now available under Delaware law will permit OncoVista-Delaware to continue to offer its directors and officers protection against these risks. The Board of Directors believes that such protection is reasonable and desirable in order to enhance OncoVista-Delaware’s ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of OncoVista-Delaware with regard to the best interests of OncoVista-Delaware and its stockholders.

The Delaware Certificate requires indemnification of OncoVista-Delaware’s directors and officers to the fullest extent permitted under applicable law, with respect to expenses (including attorneys’ fees), judgments, fines, penalties and amounts paid in settlement, reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was a director or officer of OncoVista-Delaware or is or was serving at the request of OncoVista-Delaware as a director or officer of another entity, employee benefit plan or other enterprise. The right to indemnification includes the right to receive payment of expenses in advance of the final disposition of such proceeding. However, if the DGCL requires the payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay OncoVista-Delaware if it is ultimately determined that he or she was not entitled to indemnification. Directors and officers will not be indemnified for expenses or liabilities incurred in connection with proceedings brought against such persons otherwise than in the capacities in which they serve OncoVista-Delaware. Under the DGCL and the Delaware Bylaws, OncoVista-Delaware may provide the same indemnification to its employees and agents as it provides to its directors and officers.

The Nevada Bylaws provide for indemnification of directors, officers, employees and agents to the fullest extent provided by the applicable Nevada indemnification statute. Under both Delaware law and Nevada law, rights to indemnification need not be limited to those provided by statute. As a result, under Delaware law and the Delaware Certificate, OncoVista-Delaware will be permitted to indemnify its directors and officers, within the limits established by law and public policy, pursuant to an express contract, a bylaw provision, a stockholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the Nevada Articles and Nevada Bylaws or expressly provided for under Nevada or Delaware law. In addition, the Delaware Certificate and Delaware Bylaws authorize OncoVista-Delaware to purchase and maintain indemnity insurance, if it so chooses, to guard against future expense.

The Board of Directors recognizes that OncoVista-Delaware may in the future be obligated to incur substantial expense as a result of the indemnification rights conferred under the Delaware Certificate, which are intended to be as broad as possible under applicable law.

Annual Meetings

Under the Nevada Bylaws, an annual meeting of the shareholders shall be held on the 30th day of November except the Board of Directors may fix the date to before or after the 30th of November. Under Nevada law, if the annual meeting is not held within 18 months after the last election of directors, the district court has jurisdiction to order the election of directors upon application of any one or more stockholders holding at least 15% of the voting power.

Under the Delaware Bylaws, the annual meeting of stockholders shall be held on such date as fixed by the Board of Directors. Under Delaware law, if the annual meeting for the election of directors is not held on the designated date, or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors are required to cause that meeting to be held as soon as is convenient. If there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.

Advance Notice Requirements for Nomination of Directors and Proposal of New Business at Annual Stockholder Meetings
Delaware law does not specify the manner in which nominations for directors may be made by stockholders or the manner in which business may be brought before a meeting. OncoVista Delaware’s By-laws provide that any stockholder desiring to make a proposal for new business or nomination for the election of directors at a stockholder meeting must submit written notice that is received by the Secretary of OncoVista Delaware not less than 60 days nor more than 90 days prior to the annual meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made.  In no event shall the adjournment or postponement of an annual meeting (or the public announcement thereof) commence a new time period (or extend any time period) for the giving of a stockholder’s notice.  Adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted.  In certain instances, such provisions could make it more difficult to oppose management’s nominees or proposals, even if the stockholders believe such nominees or proposals are in their interests.

Neither Nevada law nor Nevada Bylaws provide for comparable stockholder proposal rights.

Special Meetings of Stockholders

Nevada law provides that, unless otherwise set forth in the articles of incorporation or bylaws, the Board of Directors, any two directors or the President may call a special meeting of stockholders. The Nevada Bylaws provide that special meetings may be called by the President or the Board of Directors, and must be called by the President or the Vice-President at the written request of holders of at least one-tenth of the outstanding shares of stock. Delaware law permits special meetings of stockholders to be called by the Board of Directors or by any other person authorized in the certificate of incorporation or bylaws to call a special meeting. The Delaware Bylaws provide that the Board of Directors may call a special meeting of the stockholders.

Actions by Written Consent of Stockholders

Nevada law and Delaware law each provide that, unless the articles/certificate of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

Removal of Directors

Under Nevada law, directors of a corporation may be removed from office by the holders of not less than two-thirds of the voting power of the corporation’s issued and outstanding stock. Nevada law does not distinguish between removal of directors with and without cause. However, under the Delaware law and the Delaware Bylaws, directors of a corporation may be removed from office, with or without cause, by the holders of a majority of shares then entitled to vote at an election of directors. The Reincorporation will not alter stockholders’ rights with respect to filling director vacancies.

Dividends

Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Stockholder Vote for Mergers and Other Corporation Reorganizations

In general, both Delaware law and Nevada law require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the Board of Directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if:

•  the merger agreement does not amend the existing certificate of incorporation;

•  each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and

•  either none or a limited number of shares of common stock of the surviving corporation are issued under the plan of merger.

Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Defenses Against Hostile Takeovers

Section 203 of the DGCL contains certain “anti-takeover” provisions that apply to a Delaware corporation unless the corporation elects not to be governed by such provisions in its certificate of incorporation or bylaws. OncoVista Delaware did not elect to opt out of these provisions. Section 203 prohibits a corporation from engaging in any “business combination” with any person that owns 15% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 15% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation or sale of substantially all of a corporation’s assets. The three-year waiting period does not apply, however, if any of the following conditions are met:

•  the Board of Directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 15% of such stock before the stockholder obtained such ownership;

•  after the transaction which resulted in the stockholder owning more than 15% of the outstanding voting stock of the corporation is completed, such stockholder owns at least 85% of the voting stock of the corporation outstanding at the time that the transaction commenced; or

•  at or after the time the stockholder obtains more than 15% of the outstanding voting stock of the corporation, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders (and not by written consent) by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the acquiring stockholder.

In addition, Section 203 does not apply to any person who became the owner of more than 15% of a corporation’s stock if it was as a result of action taken solely by the corporation.

Nevada law contains certain “anti-takeover” provisions that apply to a Nevada corporation unless the corporation elects not to be governed by such provisions in its articles of incorporation or bylaws. AVUG did not elect to opt out of these provisions. Nevada law prohibits a corporation from engaging in any “business combination” with any person that owns, directly or indirectly, 10% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation’s assets. The three-year waiting period does not apply, however, if the Board of Directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 10% of such stock before the stockholder obtained such ownership.

Furthermore, a corporation may not engage in any business combination with an interested stockholder after the expiration of three years from the date that such stockholder obtained such ownership unless the combination meets all of the requirements of the corporation’s articles of incorporation, and:

•  is approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power not beneficially owned by the interested stockholder proposing the combination at a meeting called for that purpose no earlier than three years after the interested stockholder’s date of acquiring shares; or

•   the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfy certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated.

If full voting rights are accorded to the shares held by the acquiring person and the acquiring person has acquired shares amounting to or greater than a majority of all voting power, any stockholder of record, other than the acquiring person, who did not vote in favor of granting voting power to the shares held by the acquiring person may demand payment for the fair value of such stockholder’s shares. Within 10 days of the vote according the shares of the acquiring person voting rights, the corporation is required to send notice to any stockholders who did not vote in favor of such action notifying them of their right to demand payment for their shares. Within the time period set forth in the notice, which may be no less than 30 days nor more than 60 days, following the receipt of such notice, a stockholder seeking payment must demand payment for such stockholder’s shares. The corporation must then comply within 30 days.

Interested Director Transactions

Under Delaware law, contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest if certain conditions are met. To meet these conditions, either (i) the stockholders or the disinterested directors must approve any such contract or transaction after the full disclosure of material facts or (ii) the contract or transaction must have been fair as to the corporation at the time it was approved. Under Delaware law, if board approval is sought, the contract or transactions must be approved by a majority of the disinterested directors (even though less than a quorum).

Nevada law does not automatically void contracts or transactions between a corporation and one of the corporation’s directors. Under Nevada law, a contract or transaction may not be voided solely because:

•  the contract is between the corporation and a director of the corporation or an entity in which a director of the corporation has a financial interest;

•  an interested director is present at the meeting of the board of directors that authorizes or approves the contract or transaction; or

•  the vote or votes of the interested director are counted for purposes of authorizing or approving the contract or transaction involving the interested transaction.

Contracts or transactions such as those described above are permissible if:

•  the facts surrounding the contract or transaction are known to the board of directors and the board of directors authorize, approve or ratify the contract or transaction in good faith by a vote without counting the vote of the interested director;

•  the facts or circumstances surrounding the contract or transaction are made known to the stockholders and they authorize, approve or ratify the contract or transaction in good faith by a majority vote of the shares entitled to vote, including the votes, if any, of the interested director;

•  the fact that the contract or transaction will prove to be in the interested director’s financial interest is unknown to the interested director at the time it is brought before the board of directors; or

•  the contract or transaction is fair as to the corporation at the time it is authorized or approved.

Appraisal Rights

Under both Delaware and Nevada law, a dissenting stockholder of a corporation engaged in certain major corporate transactions may, under certain limited circumstances, be entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash in the amount of the fair market value of his or her shares (as determined by agreement of the parties or a court), in lieu of the consideration that he or she would otherwise receive in any such transaction.

Under Delaware law, unless the certificate of incorporation of a corporation provides otherwise, appraisal rights are only available with respect to a merger or consolidation of a corporation under certain limited circumstances. No appraisal rights are provided in the case of a sale or transfer of all or substantially all of the corporation’s assets or an amendment to the corporation’s certificate of incorporation. Moreover, Delaware law does not provide appraisal rights in connection with a merger or consolidation, unless the certificate of incorporation provides otherwise, to the owners of shares of a corporation that, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the merger or consolidation, is either:

•  listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers, Inc.; or

•  held of record by more than 2,000 stockholders;

unless the applicable agreement of merger or consolidation requires the owners of these shares to receive, in exchange for these shares, anything other than shares of stock of the resulting or surviving corporation or shares of stock of any other corporation listed on a national securities exchange, designated as described above, or held of record by more than 2,000 holders.

In addition, Delaware law denies appraisal rights to the stockholders of the surviving corporation in a merger if that merger did not require for its approval the vote of the stockholders of the surviving corporation. Under Delaware law, no vote of the stockholders of a surviving corporation is required if the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and certain other conditions are met.

Nevada law provides that stockholders of a corporation are entitled to dissent from and obtain payment of the fair market value of his or her shares in the event of the following corporate actions, including:

•   consummation of a plan of merger to which the Nevada corporation is a party (i) if approval by the stockholder is required for the merger and he or she is entitled to vote on the merger or (ii) in certain circumstances, if the domestic corporation is a subsidiary and is merged with its parent;

•  consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner’s interest will be acquired, if he or she is entitled to vote on the plan; or

•  any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the Board of Directors provide that voting or nonvoting stockholders are entitled to dissent and obtain payment for such stockholder’s shares.

Under Nevada law, appraisal rights are not provided, however, to the holders of shares of any class that is either listed on a national securities exchange or held of record by more than 2,000 stockholders unless the articles of incorporation of the corporation provide otherwise or if the stockholder will receive for the stockholder’s shares anything except:

•  shares of stock of the corporation surviving or resulting from such merger;

•  shares of stock of any other corporation listed on a national securities exchange or on the national market system of the National Association of Securities Dealers automated quotation system, or which will, upon completion of the merger, be held by record by more than 2,000 holders;

•  cash in lieu of fractional shares; or

•  any combination of shares or cash in lieu of fractional shares.

Federal Income Tax Consequences of the Reincorporation.

The following discussion summarizes the material U.S. federal income tax consequences of the Reincorporation that are applicable to you as an AVUG stockholder. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Information Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reincorporation. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of AVUG stockholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of AVUG shares as part of a hedge, straddle or conversion transaction; a person that does not hold AVUG shares as a capital asset at the time of the Reincorporation; or an entity taxable as a partnership for U.S. federal income tax purposes.

AVUG will not request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reincorporation or any related transaction. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reincorporation to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

It is expected that the Reincorporation will have the following U.S. federal income tax consequences:

•  no gain or loss will be recognized by AVUG, OncoVista-Delaware or the stockholders of AVUG who receive Delaware Common Stock in exchange for their Nevada Common Stock in connection with the Reincorporation;

•  the aggregate adjusted tax basis of Delaware Common Stock received by a stockholder of AVUG as a result of the Reincorporation will be the same as the stockholder’s aggregate adjusted tax basis in the shares of Nevada Common Stock converted into such Delaware Common Stock; and

•  a stockholder who receives Delaware Common Stock pursuant to the Reincorporation will include in its holding the holding period of his Nevada Common Stock. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above.

YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR AS TO THE CONSEQUENCES OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

Dissenters’ Rights of Appraisal

Dissenters’ rights will be available to stockholders with respect to the Reincorporation and will be governed by Chapter 92A of the Nevada Revised Statutes. If a stockholder does not approve the Reincorporation, such stockholder will be entitled to dissent. We will, no later than 10 days after consummation of the merger, send a dissenters’ notice to any stockholders who did not vote in favor of the merger. The dissenters’ notice will: (i) state where demand for payment must be sent and when and where the share certificates for shares of our common stock must be deposited; (ii) inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received; (iii) supply a form for demanding payment; (iv) set a date by which we must receive the demand for payment; and (v) be accompanied by a copy of Chapter 92A.300 to 92A.500 of the Nevada Revised Statutes.

A stockholder to whom a dissenters’ notice is sent must: (i) demand payment; (ii) certify whether he acquired beneficial ownership before the date set out in the dissenters’ notice; and (iii) deposit the share certificates in accordance with the dissenters’ notice.

Within 30 days after receiving any demands for payment, we shall pay to each dissenter who complied with the provisions of Chapter 92A of the Nevada Revised Statues the amount we estimate to be the fair value of the shares, plus accrued interest. The fair value of the shares is equal to the value of the shares immediately before the consummation of the merger, excluding any appreciation or depreciation in anticipation of the merger unless exclusion would be inequitable. The payment will be accompanied by: (i) our financial statements for the year ended December 31, 2006; (ii) a statement of the estimate of the fair value; (iii) an explanation of how interest was calculated; and (iv) those other items required by Chapter 92A of the Nevada Revised Statutes.

A dissenting stockholder receiving such payment may: (i) reject the payment and demand payment of the fair value and accrued interest; or (ii) accept the payment after providing an estimate of the fair value plus accrued interest and demanding payment of such estimate.

This description is not intended to be complete. If you are considering exercising your dissenters’ rights with respect to the Reincorporation, please review Nevada Revised Statutes Sections 92A.300 to 92A.500, particularly the steps required to perfect dissenters’ rights, a copy of which is attached hereto as Exhibit D. Failure to take any one of the required steps may result in termination of your dissenters’ rights under Nevada law. If you are considering dissenting, you should consult with your own legal advisor.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION
TO MATTERS TO BE ACTED UPON

None of our officers, directors or any of their respective affiliates has any substantial interest in the proposal to be acted upon.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements as such term is defined by the Securities and Exchange Commission (the “SEC”) in its rules, regulations and releases, which represent our expectations or beliefs, including, but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans.  For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements.  These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation and any other factors discussed in our filings with the SEC.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

One Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address.  Upon receipt of such notice, we will undertake to promptly deliver a separate copy of this Information Statement to the stockholder at the shared address to which a single copy of the Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future.  In the event a stockholder desires to provide us with such notice, it may be given verbally by telephoning our offices at (210) 677-6000, or by mail to our address at 14785 Omicron Drive, Suite 104  San Antonio, TX 78245.

MISCELLANEOUS

AVUG requests brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Nevada Common Stock, and AVUG will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge from AVUG's transfer agent, Interwest Transfer Company, Inc., 1981 East Murray Holladay Road, Suite 100, P.O. Box 17136, Salt Lake City, Utah 84117, Tel: (801) 272-9294.
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EXHIBIT INDEX

A.	Plan and Agreement of Merger

B.	Certificate of Incorporation of OncoVista Innovative Therapies, Inc.

C.	Bylaws of OncoVista Innovative Therapies, Inc.

D.	Nevada Revised Statutes Sections 92A.300 to 92A.500

By order of the Board of Directors

/s/ Alexander L. Weis
Alexander L. Weis, Ph.D. Director

EXHIBIT A

AGREEMENT AND PLAN OF MERGER, dated as of September __, 2007 (“Plan of Merger”), among ONCOVISTA INNOVATIVE THERAPIES, INC., a Delaware corporation (“OncoVista Delaware” or the “Surviving Corporation”) and AVIATION UPGRADE TECHNOLOGIES, Inc., a Nevada corporation (“AVUG” or the “Merging Corporation”).

INTRODUCTION

The Plan of Merger is in compliance with Section 252 of the General Corporation Law of the State of Delaware and Chapter 92A of the Nevada Revised Statutes (the "NRS").

The Surviving Corporation is a corporation duly organized and validly existing under the laws of the State of Delaware, having been incorporated on September ___, 2007.

    AVUG is a corporation duly organized and validly existing under the laws of the State of Nevada, having been incorporated on January 8, 1999.

The Boards of Directors of each of the parties hereto deem it desirable, upon the terms and subject to the conditions herein stated, that AVUG be merged with and into OncoVista Delaware (the “Merger”) and that OncoVista Delaware be the surviving corporation, with the outstanding shares of common stock (the “Merging Corporation Shares”) of AVUG be exchanged for shares of common stock, par value $0.001 per share (the “Surviving Corporation Shares”) of OncoVista Delaware, and that all of the Merging Corporation Shares in existence prior to the Merger be canceled.

    The parties agree as follows:

ARTICLE I
THE MERGER

1.1 On the Effective Date (as defined in Section 2.2 hereof), AVUG shall merge with and into OncoVista Delaware and continue as one corporation, with OncoVista Delaware as the surviving corporation. The name of OncoVista Delaware shall not be affected by the Merger. The Merging Corporation and the Surviving Corporation shall make the appropriate filings with the Secretary of State of the State of Delaware and Secretary of State of the State of Nevada.

1.2 Upon the Effective Date:

(a) each then outstanding Merging Corporation Share (other than shares (“Dissenting Shares”) owned by shareholders (“Dissenting Shareholders”) exercising dissenter rights pursuant to the applicable provisions of the NRS) shall, by virtue of the Merger and without any action on the part of the holder thereof, be exchanged for 1.473739 Surviving Corporation Shares and no transfer of Merging Corporation Shares, shall thereafter be registered; and

(b) each option, warrant or other security issued and outstanding immediately prior to the Effective Date shall be (i) exchanged for and shall be an identical security of the Surviving Corporation, and (ii) in the case of securities to acquire common stock, exchanged for the right to acquire 1.473739 Surviving Corporation Shares for each share that was acquirable pursuant to such option, warrant or other security.

(c) each share of the Merging Corporation shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

(d) all of the outstanding certificates that immediately prior thereto represented shares of common stock (other than Dissenting Shares), options, warrants or other securities of the Merging Corporation shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective Delaware common stock, options, warrants or other securities of the Surviving Corporation, as the case may be, into which the shares of common stock, options, warrants or other securities of the Merging Corporation represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent.

1.3 No Dissenting Shareholder shall be entitled to shares of the Surviving Corporation under this Article I unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to dissent from the Merger under the NRS, and any Dissenting Shareholder shall be entitled to receive only the payment provided by the relevant provisions of the NRS with respect to Dissenting Shares owned by such Dissenting Shareholder.  If any person or entity who otherwise would be deemed a Dissenting Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent with respect to any shares that would be Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to dissent, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been exchanged for Surviving Corporation Shares pursuant to Section 1.2(a) hereof.

ARTICLE II
AUTHORIZATION

2.1 The record holder of the issued and outstanding Surviving Corporation Shares shall be entitled to vote on this Plan of Merger and the Merger as provided by the applicable law of the State of Delaware. The record holder of the issued and outstanding Merging Corporation Shares shall be entitled to vote on this Plan of Merger and the Merger as provided by the applicable law of the State of Nevada.

        2.2 The Merger shall become effective when the following actions shall have been completed: (i) this Plan of Merger and the Merger shall have been adopted and approved by the shareholders of AVUG and OncoVista Delaware, as applicable, in accordance with the requirements of the Nevada General Corporation Law and the Delaware General Corporation Law, respectively; (ii) all of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; (iii) an executed certificate of merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and (iv) an executed articles of merger or an executed counterpart of this Agreement meeting the requirements of the Nevada Revised Statutes shall have been filed with the Secretary of State of the State of Nevada. The date and time when the Merger shall become effective, as aforesaid, is herein called the “Effective Date" of the Merger.

        2.3 AVUG and OncoVista Delaware represent and warrant to each other that they validly exist under the laws of the State of Nevada and the State of Delaware, respectively.

ARTICLE III
EFFECT OF THE MERGER

As of the Effective Date, the separate existence of the Merging Corporation shall cease; OncoVista Delaware shall thereupon possess all the respective rights, privileges, immunities and franchises, of a public as well as a private nature of the Merging Corporation and all of the respective property, real, personal and mixed and all debts due on whatever accounts, including subscriptions to shares and all other choses in action, and each and every other interest of or belonging to or due to the Merging Corporation shall be deemed to be the rights, privileges, immunities, franchises, property, debts and interests of OncoVista Delaware without further act or deed, and the title to any real estate, or any interest therein, vested in the Merging Corporation shall not revert or in any way be impaired by reason of the Merger; and OncoVista Delaware shall thenceforth be responsible and liable for all of the respective liabilities and respective obligations of the Merging Corporation; and any claim existing or action or proceeding pending by or against the Merging Corporation may be prosecuted as if the Merger had not taken place, or OncoVista Delaware may be substituted in its place. Neither the rights of creditors nor any liens upon the property of the Merging Corporation, shall be impaired by the Merger.

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ARTICLE IV
ORGANIZATIONAL DOCUMENTS

The certificate of incorporation and the by-laws of OncoVista Delaware in effect on the Effective Date shall continue to be the certificate of incorporation and by-laws, respectively, of OncoVista Delaware after the Effective Date until amended in accordance with applicable law.

ARTICLE V
DIRECTORS AND OFFICERS

        From and after the Effective Date, until successors are duly elected or appointed in accordance with applicable law, (i) the directors of AVUG on the Effective Date of the Merger shall be the directors of OncoVista Delaware and (ii) the officers of AVUG on the Effective Date shall be the officers of OncoVista Delaware.

ARTICLE VI
AMENDMENTS

This Plan of Merger may be supplemented or amended in any manner at any time and from time to time before the Effective Date of the Merger without any action by the stockholders of the Merging Corporation and the Surviving Corporation save with respect to the terms of exchange set forth in Section 1.2 above. Any supplement or amendment to this Plan of Merger must be in writing and executed by the Merging Corporation and the Surviving Corporation. This Plan of Merger may be terminated and the Merger abandoned at any time prior to Effective Date of the Merger by action taken by the respective Boards of Directors of the Merging Corporation and the Surviving Corporation.

ARTICLE VII
GOVERNING LAW

THIS AGREEMENT AND PLAN OF MERGER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

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         In Witness Whereof, the undersigned have each caused this Agreement and Plan of Merger to be executed by its authorized officer as of the date first above written.

ONCOVISTA INNOVATIVE THERAPIES, INC., a Delaware corporation

By:
Name: Alexander L. Weis, Ph.D. Title: Chief Executive Officer

AVIATION UPGRADE TECHNOLOGIES, INC., a Nevada corporation

By:
Name: Alexander L. Weis, Ph.D. Title: Chief Executive Officer

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EXHIBIT B

CERTIFICATE OF INCORPORATION
OF
ONCOVISTA INNOVATIVE THERAPIES, INC.

UNDER SECTION 102 OF THE
GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

THE UNDERSIGNED, being a natural person over the age of 18 years, for the purpose of forming a corporation pursuant to Section 102 of the General Corporation Law of the State of Delaware (the “GCL”), does hereby certify as follows:

FIRST: The name of the corporation is OncoVista Innovative Therapies, Inc. (the “Corporation”).

SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of the Corporation’s registered agent in the State of Delaware is The Corporation Trust Company.

THIRD: The purposes for which the Corporation is formed are to engage in any lawful act or activity for which a corporation may be organized under the GCL.

FOURTH. A. The aggregate number of shares which the Corporation shall have authority to issue is 220,000,000, par value $0.001 per share, of which 200,000,000 shares shall be designated ‘Common Stock’ and 20,000,000 shares shall be designated ‘Preferred Stock’.

B. Authority is hereby expressly granted to the Board of Directors of the Corporation, or a Committee thereof designated by the Board of Directors pursuant to the by-laws of the Corporation, as from time to time amended, to issue the Preferred Stock from time to time as Preferred Stock of any series and to declare and pay dividends thereon in accordance with the terms thereof and, in connection with the creation of each such series, to fix by the resolution or resolutions providing for the issue of shares thereof, the number of such shares, the designations, powers, preferences, and rights (including voting rights), and the qualifications, limitations, and restrictions, of such series, to the full extent now or hereafter permitted by the laws of the State of Delaware.

FIFTH. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

SIXTH. Election of directors need not be by written ballot. The number of members of the Board of Directors shall be fixed from time to time by the Board of Directors. If any vacancy occurs, the remaining directors by an affirmative vote of a majority thereof, may elect a director to fill the vacancy until the next annual meeting.

SEVENTH. The Board of Directors is authorized to adopt, amend, or repeal the By-Laws of the Corporation.

EIGHTH.  A.  Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director, officer, employee, or agent of the Corporation or any of its direct or indirect subsidiaries or is or was serving at the request of the Corporation as a director, officer, employee, or agent of any other corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability, and loss (including attorneys' fees, judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended, and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith, and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the indemnitee's heirs, executors, and administrators; provided, however, that, except as provided in Paragraph C of this Article EIGHTH with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

B.  The right to indemnification conferred in Paragraph A of this Article EIGHTH shall include the right to be paid by the Corporation the expenses incurred in defending any proceeding for which such right to indemnification is applicable in advance of its final disposition (hereinafter an “advancement of expenses”); PROVIDED, HOWEVER, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Article EIGHTH or otherwise.

C.  The rights to indemnification and to the advancement of expenses conferred in Paragraphs A and B of this Article EIGHTH shall be contract rights. If a claim under Paragraph A or B of this Article EIGHTH is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee or the Corporation, as applicable, shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article EIGHTH or otherwise, shall be on the Corporation.

D.  The rights to indemnification and to the advancement of expenses conferred in this Article EIGHTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this certificate of incorporation, by-law, agreement, vote of stockholders or disinterested directors, or otherwise.

E.  The Corporation may maintain insurance, at the Corporation's expense, to protect itself and any director, officer, employee, or agent of the Corporation or another corporation, partnership, joint venture, trust, or other enterprise against any expense, liability, or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability, or loss under the Delaware General Corporation Law.

F.  The Corporation's obligation, if any, to indemnify any person who was or is serving as a director, officer, employee, or agent of any direct or indirect subsidiary of the Corporation or, at the request of the Corporation, of any other corporation or of a partnership, joint venture, trust, or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, or other enterprise.

G.  Any repeal or modification of the foregoing provisions of this Article EIGHTH shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

NINTH.  No director of the Corporation shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision does not eliminate the liability of the director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the Delaware Code, or (iv) for any transaction from which the director derived an improper personal benefit. For purposes of the prior sentence, the term “damages” shall, to the extent permitted by law, include without limitation, any judgment, fine, amount paid in settlement, penalty, punitive damages, excise or other tax assessed with respect to an employee benefit plan, or expense of any nature (including, without limitation, counsel fees and disbursements). Each person who serves as a director of the Corporation while this Article NINTH is in effect shall be deemed to be doing so in reliance on the provisions of this Article NINTH, and neither the amendment or repeal of this Article NINTH, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article NINTH, shall apply to or have any effect on the liability or alleged liability of any director or the Corporation for, arising out of, based upon, or in connection with any acts or omissions of such director occurring prior to such amendment, repeal, or adoption of an inconsistent provision. The provisions of this Article NINTH are cumulative and shall be in addition to and independent of any and all other limitations on or eliminations of the liabilities of directors of the Corporation, as such, whether such limitations or eliminations arise under or are created by any law, rule, regulation, by-law, agreement, vote of shareholders or disinterested directors, or otherwise.

[SIGNATURE PAGE FOLLOWS]

In Witness Whereof, the undersigned, the sole incorporator of OncoVista Innovative Therapies, Inc. has executed this Certificate of Incorporation on this __ day of September, 2007, and do hereby certify under the penalties of perjury that the facts stated in this Certificate of Incorporation are true.

Alexander L. Weis, Ph.D. Sole Incorporator

EXHIBIT C

ONCOVISTA INNOVATIVE THERAPIES, INC.

BY-LAWS

ARTICLE I

OFFICES

1.1. Registered Office. The registered office of OncoVista Innovative Therapies, Inc. (the “Corporation”) in the State of Delaware shall be established and maintained at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware and The Corporation Trust Company shall be the registered agent of the corporation in charge thereof.

1.2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the board of directors of the Corporation (the “Board of Directors”) may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

2.1. Place of Meetings. The meetings of the stockholders shall be held at such time and place, either within or without the State of Delaware, as shall from time to time be fixed by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware (or any successor provision thereto). Any previously scheduled meeting of the stockholders may be postponed by the action of the Board of Directors taken prior to the time previously scheduled for such annual meeting of stockholders.

2.2. Annual Meetings. The annual meeting of stockholders for the election of the directors and for the transaction of such other business as may properly come before the meeting shall be held on such date and at such time as may be fixed by the Board of Directors.

2.3. Special Meetings. Except as otherwise required by law or by the Certificate of Incorporation of the Corporation, special meetings of the stockholders for any purpose or purposes (the “Certificate of Incorporation”) may be called by a majority of the entire Board of Directors.

2.4. Notice of Meetings. Except as otherwise provided by law or the Certificate, notice of a meeting, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to notice of the meeting. If mailed, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Each such notice shall state the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at any such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy without protesting, prior to or at the commencement of the meeting, the lack of proper notice to such stockholder, or who shall waive notice thereof as provided in Article VI of these By-Laws (the “By-Laws”). Notice of adjournment of a meeting of stockholders need not be given if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, to which it is adjourned are announced at such meeting, unless the adjournment is for more than 30 days or, after adjournment, a new record date is fixed for the adjourned meeting.

2.5. Quorum. The holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

2.6. Order of Business. At any annual meeting of stockholders, only such business shall be conducted as shall have been brought before the annual meeting (i) by or at the direction of the chairman of the meeting, or (ii) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (iii) by any stockholder who is a holder of record at the time of the giving of the notice provided for in this Section 2.6, who is entitled to vote at the meeting and who complies with the procedures set forth in this Section 2.6.

At each meeting of the stockholders, the Chairman of the Board of Directors or, in the absence of the Chairman of the Board of Directors, the Chief Executive Officer or, in the absence of the Chairman of the Board of Directors and the Chief Executive Officer, such person as shall be selected by the Board of Directors shall act as chairman of the meeting. The Secretary of the Corporation shall act as secretary of all meetings of the stockholders, but in the absence of the Secretary the presiding officer may appoint any other person to act as secretary of any meeting. The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting including the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof, and the opening and closing of the voting polls.

For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered or mailed to, and received at, the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the annual meeting, regardless of any postponement, deferrals, or adjournments of that meeting to a later date; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting the following: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such business. Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at the stockholder meeting, except in accordance with the procedures set forth in this Section 2.6. The chairman of the meeting, as determined in accordance with the By-Laws, shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and, in accordance with the provisions of these By-Laws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.6, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder with respect to the matters set forth in this Section 2.6.

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2.7. Voting. Unless otherwise required by law, the Certificate of Incorporation or these By-Laws, any question (other than the election of directors) brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote thereat. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. Each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder, unless otherwise provided by the Certificate of Incorporation. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize any person or persons to act for him by proxy. All proxies shall be executed in writing and shall be filed with the Secretary of the Corporation not later than the day on which exercised. No proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

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2.8. Action of Shareholders without Meeting. Unless otherwise provided by the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

2.9. List of Stockholders. It shall be the duty of the Secretary or other officer who has charge of the stock ledger to prepare and make, at least 10 days before each meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in such stockholder’s name. Such list shall be produced and kept available at the times and places required by law.

2.10. Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 2.9 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

2.11. Adjournment. Any meeting of the stockholders, including one at which directors are to be elected, may be adjourned for such periods as the presiding officer of the meeting or the stockholders present in person or by proxy and entitled to vote shall direct.

2.12. Ratification. Any transaction questioned in any stockholders’ derivative suit, or any other suit to enforce alleged rights of the Corporation or any of its stockholders, on the ground of lack of authority, defective or irregular execution, adverse interest of any director, officer or stockholder, nondisclosure, miscomputation or the application of improper principles or practices of accounting may be approved, ratified and confirmed before or after judgment by the Board of Directors or by the holders of Common Stock and, if so approved, ratified or confirmed, shall have the same force and effect as if the questioned transaction had been originally duly authorized, and said approval, ratification or confirmation shall be binding upon the Corporation and all of its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

ARTICLE III

DIRECTORS

3.1. Powers; Number; Qualifications. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the Certificate of Incorporation. The number of directors which shall constitute the Board of Directors shall be not less than one (1) nor more than fifteen (15). The exact number of directors shall be fixed from time to time, within the limits specified in this Article III Section 1 or in the Certificate of Incorporation, by the Board of Directors. Directors need not be stockholders of the Corporation. The Board of Directors may be divided into Classes as more fully described in the Certificate of Incorporation.

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3.2. Term of Office; Vacancies. Each director shall hold office until his successor is elected and qualified, or until his earlier death or resignation or removal in the manner hereinafter provided. Unless otherwise provided in the Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors or from any other cause may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director and each director so chosen shall hold office until the next annual meeting and until such director’s successor shall be duly elected and shall qualify, or until such director’s earlier resignation, removal from office, death or incapacity.

3.3 Nomination of Directors. Only persons who are nominated in accordance with the procedure set forth in these By-Laws shall be eligible to service as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 3.3, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice provision of this Section 3.3. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered or mailed to, and received at, the principal executive offices of the Corporation not less than 60 days, nor more than 90 days, prior to the meeting, regardless of postponements, deferrals, or adjournments of that meeting to a later date; provided, however, that in the event that less than 70 days' notice or public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting or such public disclosure was made. Such stockholder's notice shall contain the written consent of each proposed nominee to serve as a director if so elected and shall set forth the following: (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director and as to each person, acting alone or in conjunction with one or more other persons as a partnership, limited partnership, syndicate or other group, who participates or is expected to participate in making such nomination or in organizing, directing or financing such nomination or solicitation of proxies to vote for the nominee (A) the name, age, residence address, and business address of each proposed nominee and of each such person; (B) the principal occupation or employment, and the name, type of business, and address of the corporation or other organization in which such employment is carried on, of each proposed nominee and of each such person; (C) the amount of stock of the Corporation owned beneficially, either directly or indirectly, by each proposed nominee and each such person; and (D) a description of any arrangement or understanding of each proposed nominee and of each such person with each other or any other person regarding future employment or any future transaction to which the Corporation will or may be a party; and (ii) as to the stockholder giving the notice (A) the name and address, as they appear on the Corporation's books, of such stockholder; and (B) the class and number of shares of the Corporation which are beneficially owned by such stockholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice or nomination which pertains to the nominee. Subject to the rights of holders of preferred stock, if any, no person shall be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth in these By-Laws. The chairman of the meeting, determined in accordance with these By-Laws, shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these By-Laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 3.3, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section.

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3.4. Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. The first meeting of each newly elected Board of Directors shall be held as soon as practicable after the meeting of the stockholders at which it is elected. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chief Executive Officer or a majority of the entire Board of Directors. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone, facsimile, telegram or e-mail on twenty-four (24) hours notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

3.5. Quorum. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these By-Laws, at all meetings of the Board of Directors or any committee thereof, a majority of the entire Board of Directors or such committee, as the case may be, shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors or of any committee thereof, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

3.6. Organization of Meetings. The Board of Directors shall elect one of its members to be Chairman of the Board of Directors. The Chairman of the Board of Directors shall lead the Board of Directors in fulfilling its responsibilities as set forth in these By-Laws, including its responsibility to oversee the performance of the Corporation, and shall determine the agenda and perform all other duties and exercise all other powers which are or from time to time may be delegated to him or her by the Board of Directors. Meetings of the Board of Directors shall be presided over by the Chairman of the Board of Directors, or in his or her absence, by the Chief Executive Officer, or in the absence of the Chairman of the Board of Directors and the Chief Executive Officer by such other person as the Board of Directors may designate or the members present may select.

3.7. Actions of Board of Directors without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

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3.8. Removal of Directors by Stockholders. The entire Board of Directors or any individual director may be removed from office with or without cause by a majority vote of the holders of the outstanding shares then entitled to vote at an election of directors. In case the Board of Directors or any one or more directors be so removed, new directors may be elected at the same time for the unexpired portion of the full term of the director or directors so removed.

3.9. Resignations. Any director may resign at any time by submitting his written resignation to the Board of Directors. Such resignation shall take effect at the time of its receipt by the Corporation unless another time be fixed in the resignation, in which case it shall become effective at the time so fixed. The acceptance of a resignation shall not be required to make it effective.

3.10. Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided by law and in the resolution of the Board of Directors establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution or amending the By-Laws; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock or to adopt a certificate of ownership and merger. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

3.11. Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed amount (in cash or other form of consideration) for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

3.12. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

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3.13. Meetings by Means of Conference Telephone. Members of the Board of Directors or any committee designed by the Board of Directors may participate in a meeting of the Board of Directors or of a committee of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this subsection shall constitute presence in person at such meeting.

ARTICLE IV

OFFICERS

4.1. General. The officers of the Corporation shall be elected by the Board of Directors and may consist of: a Chairman, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents (including Executive Vice Presidents and Senior Vice Presidents), Secretary and Treasurer. The Board of Directors, in its discretion, may also elect Assistant Secretaries, Assistant Treasurers, a Controller and such other officers as in the judgment of the Board of Directors may be necessary or desirable. Any number of offices may be held by the same person and more than one person may hold the same office, unless otherwise prohibited by law, the Certificate of Incorporation or these By-Laws. The officers of the Corporation need not be stockholders of the Corporation, nor need such officers be directors of the Corporation.

4.2. Election. The Board of Directors at its first meeting held after each annual meeting of stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Except as otherwise provided in this Article IV, any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers who are directors of the Corporation shall be fixed by the Board of Directors.

4.3. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chief Executive Officer or any Vice President, and any such officer may, in the name and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

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4.4. Chief Executive Officer. Subject to the provisions of these By-Laws and to the direction of the Board of Directors, the Chief Executive Officer shall have ultimate authority for decisions relating to the general management and control of the affairs and business of the Corporation and shall perform such other duties and exercise such other powers which are or from time to time may be delegated to him or her by the Board of Directors or these By-Laws, all in accordance with basic policies as established by and subject to the oversight of the Board of Directors.

4.5. Chief Financial Officer. The Chief Financial Officer shall have general supervision, direction and control of the financial affairs of the Corporation and shall perform such other duties and exercise such other powers which are or from time to time may be delegated to him or her by the Board of Directors or these By-Laws, all in accordance with basic policies as established by and subject to the oversight of the Board of Directors. In the absence of a named Treasurer, the Chief Financial Officer shall also have the powers and duties of the Treasurer as hereinafter set forth and shall be authorized and empowered to sign as Treasurer in any case where such officer’s signature is required.

4.6. Vice Presidents. At the request of the Chief Executive Officer or in the absence of the Chief Executive Officer, or in the event of his or her inability or refusal to act, the Vice President or the Vice Presidents if there is more than one (in the order designated by the Board of Directors) shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon such office. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the Chief Executive Officer or in the event of the inability or refusal of such officer to act, shall perform the duties of such office, and when so acting, shall have all the powers of and be subject to all the restrictions upon such office.

4.7. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer, under whose supervision the Secretary shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, then any Assistant Secretary shall perform such actions. If there be no Assistant Secretary, then the Board of Directors or the Chief Executive Officer may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be. In the absence of a named Secretary, the Chief Financial Officer shall also have the powers and duties of the Secretary as hereinafter set forth and shall be authorized and empowered to sign as Secretary in any case where such officer’s signature is required.

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4.8. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

4.9. Assistant Secretaries. Except as may be otherwise provided in these By-Laws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

4.10. Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

4.11. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

4.12. Vacancies. The Board of Directors shall have the power to fill any vacancies in any office occurring from whatever reason.

4.13. Resignations. Any officer may resign at any time by submitting his written resignation to the Corporation. Such resignation shall take effect at the time of its receipt by the Corporation, unless another time be fixed in the resignation, in which case it shall become effective at the time so fixed. The acceptance of a resignation shall not be required to make it effective.

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4.14. Removal. Subject to the provisions of any employment agreement approved by the Board of Directors, any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

ARTICLE V

CAPITAL STOCK

5.1. Form of Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation (i) by the Chief Executive Officer or a Vice President and (ii) by the Chief Financial Officer or the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation.

5.2. Signatures. Any or all of the signatures on the certificate may be a facsimile, including, but not limited to, signatures of officers of the Corporation and countersignatures of a transfer agent or registrar. In case an officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

5.3. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

5.4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these By-Laws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transactions upon its books, unless the Corporation has a duty to inquire as to adverse claims with respect to such transfer which has not been discharged. The Corporation shall have no duty to inquire into adverse claims with respect to such transfer unless (a) the Corporation has received a written notification of an adverse claim at a time and in a manner which affords the Corporation a reasonable opportunity to act on it prior to the issuance of a new, reissued or re-registered share certificate and the notification identifies the claimant, the registered owner and the issue of which the share or shares is a part and provides an address for communications directed to the claimant; or (b) the Corporation has required and obtained, with respect to a fiduciary, a copy of a will, trust, indenture, articles of co-partnership, By-Laws or other controlling instruments, for a purpose other than to obtain appropriate evidence of the appointment or incumbency of the fiduciary, and such documents indicate, upon reasonable inspection, the existence of an adverse claim. The Corporation may discharge any duty of inquiry by any reasonable means, including notifying an adverse claimant by registered or certified mail at the address furnished by him or, if there be no such address, at his residence or regular place of business that the security has been presented for registration of transfer by a named person, and that the transfer will be registered unless within thirty days from the date of mailing the notification, either (a) an appropriate restraining order, injunction or other process issues from a court of competent jurisdiction; or (b) an indemnity bond, sufficient in the Corporation’s judgment to protect the Corporation and any transfer agent, registrar or other agent of the Corporation involved from any loss which it or they may suffer by complying with the adverse claim, is filed with the Corporation.

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5.5. Fixing Record Date. In order that the Corporation may determine the stockholders entitled to notice or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than ten (10) days after the date upon which the resolution fixing the record date of action with a meeting is adopted by the Board of Directors, nor more than sixty (60) days prior to any other action. If no record date is fixed:

(a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(b) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the first date on which a signed written consent is delivered to the Corporation.

(c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

5.6. Registered Stockholders. Prior to due presentment for transfer of any share or shares, the Corporation shall treat the registered owner thereof as the person exclusively entitled to vote, to receive notifications and to all other benefits of ownership with respect to such share or shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

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ARTICLE VI

NOTICES

6.1. Form of Notice. Notices to directors and stockholders other than notices to directors of special meetings of the Board of Directors which may be given by any means stated in Article III, Section 4, shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors may also be given by facsimile.

6.2. Waiver of Notice. Whenever any notice is required to be given under the provisions of law or the Certificate of Incorporation or by these By-Laws, a written waiver, signed by the person or persons entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the Certificate of Incorporation.

ARTICLE VII

INDEMNIFICATION OF DIRECTORS AND OFFICERS

7.1. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

7.2. The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

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7.3. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 or 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.

7.4. Any indemnification under sections 1 or 2 of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in such section. Such determination shall be made:

(a) By the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or

(b) If such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or

(c) By the stockholders.

7.5. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Section. Such expenses (including attorneys’ fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

7.6. The indemnification and advancement of expenses provided by, or granted pursuant to the other sections of this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

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7.7. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

7.8. For purposes of this Article, references to “the Corporation” shall include, in addition to the resulting Corporation, any constituent Corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer employee or agent of such constituent Corporation, or is or was serving at the request of such constituent Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article with respect to the resulting or surviving Corporation as he would have with respect to such constituent Corporation if its separate existence had continued.

7.9. For purposes of this Article, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article.

7.10. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

7.11. No director or officer of the Corporation shall be personally liable to the Corporation or to any stockholder of the Corporation for monetary damages for breach of fiduciary duty as a director or officer, provided that this provision shall not limit the liability of a director or officer (i) for any breach of the director’s or the officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director or officer derived an improper personal benefit.

ARTICLE VIII

GENERAL PROVISIONS

8.1. Reliance on Books and Records. Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation, shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation, including reports made to the Corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.

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8.2. Dividends. Subject to the provisions of the Certificate of Incorporation, if any, dividends upon the capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

8.3. Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other persons as the Board of Directors may from time to time designate.

8.4. Fiscal Year. The fiscal year of the Corporation shall be as determined by the Board of Directors. If the Board of Directors shall fail to do so, the Chief Executive Officer shall fix the fiscal year.

8.6. Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

8.7. Amendments. The original or other By-Laws may be adopted, amended or repealed by the stockholders entitled to vote thereon at any regular or special meeting or, if the Certificate of Incorporation so provides, by the Board of Directors. The fact that such power has been so conferred upon the Board of Directors shall not divest the stockholders of the power nor limit their power to adopt, amend or repeal By-Laws.

8.8. Interpretation of By-Laws. All words, terms and provisions of these By-Laws shall be interpreted and defined by and in accordance with the General Corporation Law of the State of Delaware, as amended, and as amended from time to time hereafter.

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EXHIBIT D

RIGHTS OF DISSENTING OWNERS

      NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

      (Added to NRS by 1995, 2086)

      NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

      (Added to NRS by 1995, 2087)

      NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.

      (Added to NRS by 1995, 2087)

      NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

      (Added to NRS by 1995, 2087; A 1999, 1631)

      NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

      (Added to NRS by 1995, 2087)

      NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

      (Added to NRS by 1995, 2087)

      NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

      (Added to NRS by 1995, 2087)

      NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

      (Added to NRS by 1995, 2087)

      NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

      (Added to NRS by 1995, 2087)

      NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

      (Added to NRS by 1995, 2088)

      NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

      (Added to NRS by 1995, 2088)

      NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

      1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

      2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

      (Added to NRS by 1995, 2088)

      NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

      1.  Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

      (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

             (1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

             (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

      (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

      (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

      (d) Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares.

      2.  A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

      (Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204)

      NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

      1.  There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

      (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

      (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

             (1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:

                   (I) The surviving or acquiring entity; or

                   (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or

             (2) A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

      2.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

      (Added to NRS by 1995, 2088)

      NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

      1.  A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

      2.  A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:

      (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

      (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

      (Added to NRS by 1995, 2089)

      NRS 92A.410 Notification of stockholders regarding right of dissent.

      1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

      2.  If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

      (Added to NRS by 1995, 2089; A 1997, 730)

      NRS 92A.420 Prerequisites to demand for payment for shares.

      1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:

      (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

      (b) Must not vote his shares in favor of the proposed action.

      2.  If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights must not consent to or approve the proposed corporate action.

      3.  A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

      (Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204)

      NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

      1.  The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

      2.  The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

      (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

      (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

      (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

      (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

      (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

      (Added to NRS by 1995, 2089; A 2005, 2205)

      NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

      1.  A stockholder to whom a dissenter’s notice is sent must:

      (a) Demand payment;

      (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

      (c) Deposit his certificates, if any, in accordance with the terms of the notice.

      2.  The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

      3.  The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

      (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)

      NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

      1.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

      2.  The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

      (Added to NRS by 1995, 2090)

      NRS 92A.460 Payment for shares: General requirements.

      1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

      (a) Of the county where the corporation’s registered office is located; or

      (b) At the election of any dissenter residing or having its registered office in this State, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

      2.  The payment must be accompanied by:

      (a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;

      (b) A statement of the subject corporation’s estimate of the fair value of the shares;

      (c) An explanation of how the interest was calculated;

      (d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and

      (e) A copy of NRS 92A.300 to 92A.500, inclusive.

      (Added to NRS by 1995, 2090)

      NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter’s notice.

      1.  A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

      2.  To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

      (Added to NRS by 1995, 2091)

      NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

      1.  A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

      2.  A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

      (Added to NRS by 1995, 2091)

      NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

      1.  If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

      2.  A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the State, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

      3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

      4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

      5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:

      (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

      (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

      (Added to NRS by 1995, 2091)

      NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

      1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

      2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

      (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

      (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

      3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

      4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

      5.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
      (Added to NRS by 1995, 2092)